EXHIBIT 32.2



                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Richard J. Moore , Chief Financial Officer of Chaparral Resources, Inc. (the "company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 ("Quarterly Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;

and

     2. All of the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the company.



Date: December 9, 2003                      /s/ Richard J. Moore
                                            --------------------
                                            Richard J. Moore
                                            Chief Financial Officer